SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of General and Administrative Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule Of Financial Expenses Net [Abstract]
Professional services	$ 1,697	$ 727	$ 342
Payroll and related expenses	688	154	60
D&O insurance	935	360	0
Rent and office maintenance	210	37	33
Share-based compensation expense	713	20	75
Others	105	19	43
Total General and administrative expenses	$ 4,348	$ 1,317	$ 553